UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2010 (January 5, 2010)

Koss Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-3295	39-1168275
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4129 North Port Washington Avenue, Milwaukee, Wisconsin 53212

(Address of principal executive offices) (Zip code)

(414) 964-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01             Changes in Registrant’s Certifying Accountant.

(b)                                 On January 5, 2010, Koss Corporation (the “Company”), upon a recommendation from the Company’s Audit Committee and approval by the Board of Directors, appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as its independent auditor.  Baker Tilly replaces Grant Thornton LLP, which was dismissed by the Company on December 31, 2009.

During the fiscal years ended June 30, 2008 and 2009, and through the date of the appointment of Baker Tilly, neither the Company, nor anyone acting on its behalf, consulted with Baker Tilly on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

A press release with respect to this matter was issued on January 6, 2010.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d)                            Exhibits

Exhibit 99.1                    Press Release dated January 6, 2010, announcing appointment of independent auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2010	KOSS CORPORATION

	By:	/s/ Michael Koss
Michael J. Koss
Chief Executive Officer,
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated January 6, 2010, announcing appointment of independent auditor